UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 6, 2006

Date of Report (Date of earliest event reported)
THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	942615258

(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

500 Howard Street, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)
(415) 278-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 6, 2006, The Gymboree Corporation, a Delaware corporation (the “Company”), entered into a Standard Form of Agreement (the “Agreement”), dated as of September 11, 2006, by and between the Company, as Owner, and Panattoni Construction, Inc., as Design/Builder (“Panattoni”). Pursuant to the Agreement, Panattoni will design and build an expansion of approximately 164,000 square feet to the Company’s existing distribution center in Dixon, California. In exchange for the design and construction services, the Company will pay up to an aggregate of $9,510,010, subject to upward or downward adjustment based on changes to construction orders, which is payable monthly based on progress in completing the construction. The Company anticipates that construction will commence in October 2006 and be completed in July 2007. The Company and Panattoni previously entered into an agreement pursuant to which Panattoni provided design services for $265,000 for the same distribution center expansion project.
     The foregoing summary of the Agreement is qualified in its entirety by the terms of the Agreement, which is attached hereto as Exhibit 10.77 and incorporated herein by reference.
     This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements regarding the Company’s expansion project are based on management’s current expectations and are subject to risks, uncertainties and changes in circumstances that could significantly affect future results. Accordingly, the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include, but are not limited to, construction-related factors that could prevent the Company from completing its expansion project within budget and on time, such as work stoppages, supply chain disruptions, and disputes between the Company and Panattoni, or between Panattoni and subcontractors, relating to the design and construction work for the expansion project. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on information available as of the date of this report.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
10.77	Standard Form of Agreement between Owner, The Gymboree Corporation, and Design/Builder, Panattoni Construction, Inc., dated September 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: October 11, 2006	By:	/s/ Blair W. Lambert
Name: Blair W. Lambert
Title: Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.77	Standard Form of Agreement between Owner, The Gymboree Corporation, and Design/Builder, Panattoni Construction, Inc., dated September 11, 2006.